Exhibit 10.5

EVERSOURCE SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM:

EVERSOURCE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (NSTAR I)

EVERSOURCE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (NSTAR II)

EVERSOURCE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (NU)

January 1, 2015

TABLE OF CONTENTS

Page
PART I INTRODUCTION; CLAIMS PROCEDURE	1
PART II EVERSOURCE SUPPLEMENTAL EXECUTION RETIREMENT PLAN
(NSTAR I)	6
PART III EVERSOURCE SUPPLEMENTAL EXECUTION RETIREMENT PLAN
(NSTAR II)	21
PART IV EVERSOURCE SUPPLEMENTAL EXECUTION RETIREMENT PLAN
(NU)	33

-i-

PART I

INTRODUCTION; CLAIMS PROCEDURE

ARTICLE 1.

INTRODUCTION

Eversource Energy (the “Company”) has established the Eversource Supplemental Executive Retirement Program (the “SERP Program”) which comprises the following supplemental retirement plans maintained by the Company.  The Eversource Supplemental Executive Retirement Plan (NSTAR I), as restated effective January 1, 2015, (the “NSTAR I Plan”) provides certain supplemental retirement payments for the benefit of certain key executive employees.  The Eversource Supplemental Executive Retirement Plan (NSTAR II), as restated effective January 1, 2015, (the “NSTAR II Plan”) is maintained for the benefit of certain key executives who participate in the Eversource Pension Plan, as amended from time to time (the “Pension Plan”), and their beneficiaries.  The Company and Northeast Utilities (“NU”), Northeast Utilities Service Company (“NUSCO”), and certain other entities in which the Company holds, directly or indirectly, more than a 50 percent voting interest also maintain the Eversource Supplemental Executive Retirement Plan (NU), as restated effective January 1, 2015, (the “NU Plan”) to provide certain executives with supplemental retirement benefits in addition to the retirement benefits provided under the Pension Plan.

This SERP Program document (the “SERP Program Document”) is intended to consolidate the governing plan documents of each of the NSTAR I Plan, the NSTAR II Plan and the NU Plan (each, a “Plan,” and together, the “Plans”), and comprises four constituent parts.  Part I of the SERP Program Document provides a common introduction and a uniformly applicable claims procedure, effective January 1, 2015, for the Plans.  Part I further provides common defined terms which shall have uniform applicability to each of the Plans except as may be otherwise specifically provided in a Plan.  The separate provisions of each of the NSTAR I Plan, the NSTAR II Plan and the NU Plan are set forth in Parts II, III and IV, respectively, and each such Part shall have separate applicability as therein provided.

ARTICLE 2.

CLAIMS PROCEDURE

2.1

Filing a Claim for Benefits.  A Participant or other person entitled to benefits under the Plans (or the authorized representative of such Participant or other person) may make a claim for benefits by filing a request with the Senior Vice President – Human Resources (or a successor executive of comparable position, to be identified by the Company) (the “Plan Administrator”). Such request shall be made by such written, telephonic or electronic means as shall be prescribed by the Plan Administrator.  All such claims must be submitted within the "applicable limitations period."  The "applicable limitations period" shall be six (6) years, beginning on (a) in the case of any payment, the date on which the payment was made, or (b) for all other claims, the date on which the action complained of occurred.  Additionally, upon denial of an appeal pursuant to Section 2.4, a Participant or such other person shall have six (6) years within which to bring suit against the applicable Plan for any claim related to such denied appeal; any such suit initiated after such six (6) year period shall be precluded.

2.2

Notice of Denial of Claim.  If a claim is wholly or partially denied, the Plan Administrator shall furnish the claimant with written or electronic notification of the adverse benefit determination.  Any electronic notification shall comply with the standards imposed by 29 C.F.R. Section 2520.104(b)-1(e)(1)(0, (iii) and (iv). The notification shall set forth in a manner calculated to be understood by the claimant:

(a)

the specific reason or reasons for the adverse benefit determination;

(b)

reference to the specific provisions of the applicable Plan on which the determination is based;

(c)

a description of any additional material or information necessary for the claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

(d)

a description of the Plans’ procedures for review of an adverse benefit determination and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

Such notification shall be furnished to the claimant within ninety (90) days after receipt of his or her claim, unless special circumstances require an extension of time for processing such claim.  If an extension of time for processing is required, the Plan Administrator shall, prior to the termination of the initial ninety (90) day period, furnish the claimant with written notice indicating the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the benefit determination.  In no event shall an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period.

2.3

Appeal of Denied Claim.  A claimant or his or her authorized representative may appeal an adverse benefit determination by filing a written request for review with the Advisory Committee (as such term is defined in the Eversource 401(k) Plan, formerly named the Northeast Utilities Service Company 401k Plan) within sixty (60) days after receipt by the claimant of the notification of such adverse benefit determination.  A claimant or his or her duly authorized representative:

(a)

may submit to the Advisory Committee written comments, documents, records, and other information relating to the claim for benefits; and

(b)

shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits.

The Advisory Committee's review of any adverse benefit determination shall take into account all comments, documents, records and other information submitted by the claimant or his or her authorized representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

2.4

Decision on Appeal.  The Advisory Committee shall provide the claimant with written or electronic notification of the benefit determination on review not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing.  Any electronic notification shall comply with the standards imposed by 29 C.F.R. Section 2520.104b-1(c)(1)(i), (iii) and (iv).  If an extension of time for processing is required, the Advisory Committee shall, prior to the termination of the initial sixty (60) day period, furnish the claimant with written notice indicating the special circumstances requiring an extension of time and the date by which the Advisory Committee expects to render the determination on review.  In no event shall such extension exceed a period of sixty (60) days from the end of the initial sixty (60) day period.

In the case of an adverse benefit determination, the notification shall set forth in a manner calculated to be understood by the claimant, including specific references to the pertinent applicable Plan provisions, the determinations, decisions and other actions of the Plan

Administrator, taken in accordance with the provisions hereof, which shall be final, conclusive and binding on all parties, including the following:

(a)

the specific reason or reasons for the adverse determination;

(b)

reference to the specific provisions of the applicable Plan on which the determination is based;

(c)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; and

(d)

a statement of the claimant's right to bring a civil action under Section   502(a) of ERISA.

Eversource Supplemental Executive Retirement Plan (NSTAR I)
Effective January 1, 2015

PART II

EVERSOURCE SUPPLEMENTAL EXECUTION RETIREMENT PLAN (NSTAR I)

INTRODUCTION

The NSTAR I Plan (formerly named the NSTAR Supplemental Retirement Plan I and NSTAR Supplemental Executive Retirement Plan) is maintained by the Company to provide certain supplemental retirement payments for the benefit of certain key executive employees as described herein.  The Plan consists of two parts: Part A, which is the Eversource 409A Supplemental Executive Retirement Plan I (the “409A Plan”), and Part B, which is the Plan as restated effective August 25, 1999 and as in effect on October 3, 2004 (the “Grandfathered Plan”). The 409APlan was sponsored by NSTAR until April 10, 2012, when NSTAR LLC became Plan Sponsor. On October 31, 2013, the Northeast Utilities became Plan Sponsor.  On April 30, 2015, the Northeast Utilities name was changed to Eversource Energy, and Eversource is the Plan Sponsor effective June 19, 2015.

The 409A Plan is intended to comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and guidance issued thereunder and shall be interpreted and administered in a manner consistent with such requirements. For the avoidance of doubt, the terms of the 409A Plan shall apply to benefits accrued on or after January 1, 2005 and benefits accrued but not vested as of December 31, 2004 under the Grandfathered Plan. The terms of the 409A Plan are set forth as Part A.

All benefits accrued and vested as of December 31, 2004 (the “Grandfathered Benefit Amount”) shall be grandfathered for purposes of Code section 409A and shall be governed by the Plan as it was in effect on October 3, 2004. The Grandfathered Plan is frozen as of December 31, 2004. No additional benefit shall accrue under the Grandfathered Plan after December 31, 2004 and no individual not a Participant as of December 31, 2004 shall thereafter become a Participant in the

Grandfathered Plan. The Grandfathered Plan has not been amended or modified in any way since October 3, 2004, and a copy of the Grandfathered Plan as it was in effect on October 3, 2004 is attached as Part B. Also attached is an Appendix to the Grandfathered Plan (Part B) which memorializes the methodology for calculating, in accordance with applicable provisions of the Grandfathered Plan, the Grandfathered Benefit Amount credited to each Participant under the Grandfathered Plan.

PART A

NSTAR 409A

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN I

SECTION 1.

ADMINISTRATION

The Plan Administrator will be responsible for administration of the 409A Plan as set forth herein.  The Plan Administrator shall make all determinations with respect to claims for benefits hereunder, in accordance with the provisions of Part I of the SERP Program Document.  All decisions, interpretations and determinations made by the Plan Administrator relating to the 409A Plan will be made in his or her sole discretion, and will be final and conclusive and binding upon all persons.

The Company agrees to indemnify and defend the Plan Administrator to the fullest possible extent permitted by law a (including any person formerly involved with Plan administration as a member of the former NSTAR Executive Personnel Committee or the former NSTAR Retirement Plans Committee) against all liabilities, damages, costs and expenses (including attorneys’ fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the 409A Plan.

SECTION 2.

PARTICIPANTS

Participants in the 409A Plan will be those key executive employees of the Company or its affiliates who were specifically approved by the former NSTAR Executive Personnel Committee for participation in the 409A Plan before April 10, 2012. The 409A Plan shall be closed as of such date to all other employees.

SECTION 3.

BENEFITS

(a)

Full Benefit.  Each Participant who attains his or her Full Benefit Age (as hereinafter defined) while an employee of the Company or its affiliates and who thereafter has a Separation from Service will receive a benefit calculated as of the first day of the month following such Separation from Service, expressed as an annual single life annuity benefit, equal to the excess (if any) of (A) over (B), minus (C), where:

(A)

is the excess of (i) 60% of his or her Highest Average Total Compensation (as hereinafter defined), over (ii) 50% of the Participant’s Primary Social Security Benefit (as hereinafter defined), which excess is then multiplied by a fraction the numerator of which is his or her Full Years of Continuous Service (as hereinafter defined) at the time of his or her Separation from Service (which in no event shall exceed 20) and the denominator of which is 20;

(B)

is the sum of the annual single life annuity benefits which the Participant would be entitled to receive as of the first day of the month following such Separation from Service from the NSTAR Pension Plan, as may be amended from time to time (the “NSTAR Pension Plan”) and the Eversource Supplemental Executive Retirement Plan (NSTAR II), previously known as the NSTAR Supplemental Executive Retirement Plan II,  as it may be amended from time to time (the “SERP II”), irrespective of the actual time and form of payment of the benefits from such Plans; and

(C)

is the annual single life annuity benefit, if any, which the Participant would be entitled to receive as of the first day of the month following such Separation from Service from the Grandfathered Plan, irrespective of the actual time and form of payment of the Grandfathered Benefit Amount.

(b)

Reduced Benefit.  Each Participant who attains age 55 while an employee of the Company or its affiliates, who completes five Full Years of Continuous Service and who thereafter has a Separation from Service prior to his Full Benefit Age will receive a reduced benefit expressed as an annual single life annuity benefit calculated as of the first day of the month following such Separation from Service, in the same manner as described in Section 3(a) above for a full benefit, except that for purposes of Section 3(a), the amount in (A) above shall be reduced by a percentage equal to 0.41666% multiplied by the aggregate number of months between the Participant’s Separation from Service and his or her Full Benefit Age. A Participant who has not attained age 55 or who has not completed five Full Years of Continuous Service, but who has entered into a change in control agreement with the Company or an affiliate and whose age plus the number of any additional years of service credited to him under said change in control agreement for purposes of the 409A Plan is 50 or more, will be considered to have an accrued benefit under the 409A Plan for purposes of said change in control agreement, based upon his or her number of Full Years of Continuous Service and calculated and reduced as of his or her Separation from Service in the same manner as described in the preceding provisions of this Section 3(b).

(c)

Form of Benefits.

(i)

Participants in the SERP II. With respect to any individual who is a Participant in the SERP II, the annual benefit, expressed as a single life annuity, payable to such Participant under Section 3(a) or 3(b) above will be paid in the same form of payment as is elected by the Participant pursuant to the SERP II and, with respect to a Participant who elects an optional form of annuity, determined pursuant to the SERP II.

(ii)

Participants Not in the SERP II. With respect to any individual who is not a Participant in the SERP II, the annual benefit, expressed as a single life annuity, payable to such Participant under Section 3(a) or (b) above will be paid as a Single Sum.

(d)

Timing of Payment.

(i)

Participants in the SERP II.  With respect to any individual who is a Participant in the SERP II, the benefit payable under 3(a) or 3(b) above shall be paid at the same time as the benefit under the SERP II.

(ii)

Participants Not in the SERP II.  With respect to any individual who is not a Participant in the SERP II, the benefit payable under Section 3(a) or (b) above will be paid on the first day of the seventh calendar month after the date of the Participant’s Separation from Service.

(iii)

Adjustment for Delayed Payment.  The benefit described in Section 3(a) or (b) above is calculated as of the first day of the month following Separation from Service. The Single Sum form of payment shall be increased with interest to the delayed payment date. For forms of payment other than Single Sum, the missed monthly payments shall be accumulated with interest and paid in a single sum at the payment date. For all purposes, interest is determined using the interest rate defined by the Plan Administrator for use in determining the actuarial equivalent lump sum value.

(e)

Benefit Definitions.  For purposes of the 409A Plan, the following terms have the following meanings:

(1)

Highest Average Total Compensation means the average of the Participant’s Total Compensation (as hereinafter defined) for the 36 consecutive months in which the Participant had the highest Total Compensation.

(2)

Single Sum means a single payment amount determined pursuant to Section 3(a) or (b) above (as applicable) but using the actuarial equivalent lump sum value of each of the amounts described in Section 3(a)(A), (B) and (C), as set forth in Appendix A.

(3)

Full Benefit Age means, for each Participant, age 62 or such other age as the Plan Administrator has determined in writing with respect to that Participant.

(4)

Primary Social Security Benefit means the “Primary Social Security Benefit,” as defined under the NSTAR Pension Plan as determined by the Plan Administrator.

(5)

Total Compensation means, for any calendar month, the Participant’s base compensation and annual bonus payments paid to the Participant during such calendar month by the Company or its affiliate, plus any amounts that would have been paid to the

Participant during the calendar month by the Company or its affiliate as base compensation or annual bonus but for a salary reduction agreement in effect during such month under the Eversource Deferred Compensation Plan, as may be amended from time to time (or under any predecessor deferred compensation plan), as may be amended from time to time, or pursuant to Sections 125 or 401(k) of the Code.

(6)

Spousal Joint and Survivor Annuity means, for purposes of determining death benefits under Section 4, an annuity of actuarial equivalent value to a single life annuity (as determined by the Plan Administrator with reference to such actuarial factors as it shall select from time to time), under which the Participant receives a reduced benefit during his or her lifetime, and following the Participant’s death, 50% of such reduced benefit is paid for the life of the person who was the Participant’s spouse on the date benefits commenced to the Participant.

(7)

Full Years of Continuous Service means, for each Participant, the Participant’s number of full years of continuous service with the Company and its affiliates or NSTAR and its affiliates for purposes of the NSTAR Pension Plan, beginning with the date on which the individual becomes a Participant in the Plan, credited to the Participant for purposes of the Plan by the Plan

Administrator, plus such other periods, if any, as the Plan Administrator shall determine.

(8)

Separation from Service means separation from service with the Company and its affiliates within the meaning of Treasury Regulation §1.409A-1(h). A Participant on medical leave for a period of more than twenty nine (29) months shall be deemed to have a Separation from Service on the day following the end of the 29th month of medical leave. For purposes of this paragraph, a medical leave is a leave of absence due to a medically determined physical or mental impairment that can be expected to result in death or to last for a continuous period of at least six months, where such impairment causes the employee to be unable to perform the duties of his or her position of employment or any substantially similar position of employment.

SECTION 4.

DEATH BENEFIT

(a)

Amount of Pre-Retirement Death Benefits.  In the case of a Participant who dies after attaining age 55 and completing five Full Years of Continuous Service, but prior to his or her Separation from Service, his or her surviving spouse, if any, will be entitled to receive an amount equal to the benefit such spouse would have received if the Participant had a Separation from Service immediately prior to his or her death and commenced receiving his or her benefit under the 409A Plan on the first day of the following month under the 50% Spousal Joint and Survivor Annuity form. If the death benefit is payable as a Single Sum under Section 4(b) below, the amount of the Single Sum shall be the actuarial equivalent of the survivor benefit under the 50%

Spousal Joint and Survivor Annuity determined using the interest and mortality assumptions selected by the Plan Administrator and as in effect on the date of the Participant’s death. No death benefit is payable if the Participant is not married upon the date of his or her death.

(b)

Timing and Form of Pre-Retirement Death Benefits.  With respect to any Participant who is also a Participant in the SERP II, benefits under Section 4(a) will be paid at the same time and in the same form as the death benefit under the SERP II. With respect to any Participant who is not a Participant in the SERP II, benefits payable under Section 4(a) shall be paid in a Single Sum as soon as reasonably practicable after the Participant’s death, but in all events within 90 days after the Participant’s death. For the avoidance of doubt, if such 90 day period ends in the taxable year following the taxable year in which the Participant’s death occurs, neither the Participant nor any beneficiary shall have the right to designate the taxable year in which the benefits will be distributed.

(c)

Post-Retirement Death Benefits.  If a Participant dies after his or her Separation from Service but before benefits commence under Section 3 above, his or her beneficiary will be entitled to receive the benefit (if any) that such beneficiary would have received if the Participant had commenced receiving benefits under the 409A Plan immediately prior to his or her death in the form provided under Section 3(c) above; provided, however, that if the Participant elected to receive a Single Sum (or was required to receive a Single Sum pursuant to Section 3(c)(ii) above) then the beneficiary shall receive the Single Sum that would otherwise have been payable to the Participant, on the date that the Participant would have received such payment under Section 3(d). For the avoidance of doubt, no benefits will be payable pursuant to this Section 4(c) if the form of payment under Section 3(c) was a straight life annuity.

(d)

Beneficiary.  For purposes of this Section 4, “beneficiary” shall mean the beneficiary designated by the Participant under the Pension Plan or, if none, the Participant’s spouse, or if none, the Participant’s estate.

SECTION 5.

NO PLAN ASSETS

Except as herein provided, the Company and its affiliates shall not be required to set aside or segregate any assets of any kind to meet its obligations hereunder and all benefits payable under the 409A Plan will be paid from the general assets of the Company and its affiliates. The Company or any of its affiliates may, however, establish one or more “grantor trusts” of which the Company or its affiliate is treated as the owner under Subpart E, Part I, Subchapter J, Chapter 1, Subtitle A of the Code (a “grantor trust”) and may deposit funds with the trustee of such grantor trust to facilitate the payment of benefits under the 409A Plan. In the event the Company or any of its affiliates establishes such a grantor trust or trusts with respect to the 409A Plan and at the time of a Change of Control (as defined in Appendix A attached hereto), any such trust (i) has not been terminated or revoked, and (ii) is not “fully funded” the Company or its affiliate shall within ten days of such Change of Control deposit in such grantor trust or trusts assets sufficient to cause the trust or trusts to be “fully funded” as of the date of the deposit (as determined in its sole discretion by a majority of the individuals who were members of the Committee immediately prior to such Change of Control).

SECTION 6.

PARTICIPANT’S RIGHTS; NO ASSIGNMENT

A Participant’s or beneficiary’s rights to benefits under the 409A Plan shall be no greater than the rights of a general, unsecured creditor of the Company or its affiliates, and shall not be assignable or subject to alienation, anticipation, garnishment, attachment, or any other legal process by his creditors.

SECTION 7.

NO CONTRACT OF EMPLOYMENT

The 409A Plan shall not be deemed to constitute a contract of employment between the Company or its affiliates and any Participant, or to be consideration for the employment of any Participant, and nothing in this 409A Plan shall give any Participant any right to be employed or to continue employment by the Company or its affiliates.

SECTION 8.

APPLICATION OF ERISA

The 409A Plan is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and shall be administered in a manner consistent with that intent.

SECTION 9.

AMENDMENT OR TERMINATION

This 409A Plan may be amended or terminated at any time and in any respect by the Company or the Committee; provided, however, that the 409A Plan shall only be terminated to the extent, and in the manner, permitted by Code section 409A. No amendment or termination shall reduce or otherwise adversely affect the rights of any Participant or his or her beneficiary to benefits accrued under the 409A Plan immediately prior to such amendment or termination without his or her prior written consent; and no amendment or termination following a Change of Control shall eliminate or reduce the Company’s or its affiliates’ obligations to deposit assets in the grantor trust or trusts as described in Section 5. Furthermore, following a Change of Control, this Section 9 may not be amended.

SECTION 10.

GOVERNING LAW

The 409A Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, to the extent such laws are not preempted by ERISA.

APPENDIX A

For the purposes of this 409A Plan, a “Change of Control” shall mean:

a.

The acquisition by any Person (or more than one Person acting as a group) of ultimate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) more than 50% of the then outstanding common shares (or shares of common stock) of the Parent (the “Outstanding Parent Common Shares”) or (ii) 30% or more of the combined voting power of the then outstanding voting securities of the Parent entitled to vote generally in the election of trustees (or directors) (the “Outstanding Parent Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Parent, (ii) any acquisition by the Parent or an affiliate of the Parent, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Parent, the Company or any affiliates of the Parent or (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Appendix A; or

b.

Individuals who, as of the date hereof, constitute the Board of Trustees of the Parent (the “Incumbent Board”) cease for any reason to constitute at least a majority of such board; provided, however, that any individual becoming a trustee (or director) subsequent to the date hereof whose election, or nomination for election by the Parent’s shareholders, was approved by a vote of at least a majority of the trustees (or directors) then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees (or directors) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than such board; or

c.

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Parent (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination 50% or more of, respectively, the then outstanding common shares (or shares of common stock) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees (or directors), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Parent or all or substantially all of the Parent’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Parent or the Company or such entity resulting from such Business Combination) ultimately beneficially owns, directly or indirectly, more than 50% of, respectively, the then outstanding common shares or shares of common stock of the entity resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of trustees (or board of directors) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Trustees of the Parent, providing for such Business Combination; or

d.

Approval by the shareholders of the Parent of a complete liquidation or dissolution of the Parent.

e.

Notwithstanding anything contained in this Appendix A or the Plan to the contrary, the merger transactions contemplated by the Agreement and Plan of Merger dated October 16, 2010 (the “Merger Agreement”), among NSTAR, Northeast Utilities, NU Holding Energy 1 LLC (“Acquisition Sub”), and NU Holding Energy 2 LLC (“Merger Sub”), pursuant to which, among other things, Merger Sub was merged with and into NSTAR and immediately thereafter NSTAR was merged with and into Acquisition Sub, shall not be considered a Change of Control for the purposes of this Plan.  In addition, the transaction in which the name of the Parent was changed from Northeast Utilities to Eversource shall not constitute a Change in Control for purposes of this Plan.

For purposes of this Appendix A, the term “Parent” shall mean Eversource, or, if any entity shall own, directly or indirectly through one or more subsidiaries, more than 50% of the outstanding common shares of Eversource, such entity, and the term “Person” shall mean any individual, corporation, partnership, company, limited liability company, trust or other entity, which term shall include a “group” within the meaning of Section 13(d) of the Securities Act of 1934, as amended.

2.

“Single Sum”

For purposes of calculating the Single Sum Payment upon Separation from Service under this 409A Plan,

•

The actuarial equivalent value of the benefit described in Section 3(a)(A) shall be determined using the interest and mortality assumptions selected by the Plan Administrator and as in effect on the date of the Participant’s Separation from Service.

•

The actuarial equivalent value of the benefit described in Section 3(a)(B) shall be the lump sum benefit to which the participant would be entitled under the Pension Plan and the SERP II, calculated as of the first day of the month after the Participant’s Separation from Service.

•

The actuarial equivalent value of the benefit described in Section 3(a)(C) shall be the lump sum benefit to which the participant would be entitled pursuant to the Grandfathered Plan.

PART B

NSTAR SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN I –

GRANDFATHERED PLAN

as in effect on October 3, 2004

APPENDIX B

The Grandfathered Benefit Amount shall be determined in accordance with the terms of the Grandfathered Plan as in effect on October 3, 2004. This Appendix B is intended to memorialize the methodology for calculating the Grandfathered Benefit Amount. Subject to the foregoing, the Grandfathered Benefit Amount shall be calculated as follows, with reference to the following Table I:

1.

409A Grandfathered Annuity (annual amount): greater of (i) and (ii) defined below.

(i)

The excess, if any, of (a) over (b):

(a)

the amount in Table I Column 1 adjusted for early retirement for a benefit commencing 12/31/04

(b)

the sum of the amounts in Table I Columns 4 and 5, and the amount in Table I Column 6 adjusted for early retirement for a benefit commencing 12/31/04.

(ii)

The excess, if any, of (a) over (b):

(a)

the amount in Table I Column 1 adjusted for early retirement for a benefit commencing at the determination date

(b)

the sum of the amounts in Table I Columns 2 and 3, brought forward from 12/31/04 with interest to the determination date using the interest credit defined in J.6. of the Pension Plan and converted to a single-life annuity using the NSTAR Pension Plan annuity conversion factors in effect at 12/31/04 for a benefit commencing at the determination date, and the

B-1

amount in Table I Column 6 adjusted for early retirement for a benefit commencing at the determination date.

2.

409A Grandfathered Lump Sum: greater of (i) and (ii) defined below.

(i)

The excess, if any, of (a) over (b):

(a)

the amount in 1.(i)(a) above multiplied by the present value factor at 12/31/04

(b)

the sum of the amounts in Table I Columns 2 and 3, and the amount in Table I Column 6 adjusted for early retirement for a benefit commencing 12/31/04 multiplied by the present value factor at 12/31/04.

(ii)

The excess, if any, of (a) over (b):

(a)

the amount in 1.(ii)(a) above multiplied by the present value factor at the determination date

(b)

the sum of the amounts in Table I Columns 2 and 3, brought forward from 12/31/04 with interest to the determination date using the interest credit defined in J.6. of the Pension Plan, and the amount in Table I Column 6 adjusted for early retirement for a benefit commencing at the determination date multiplied by the present value factor at the determination date.

The determination date is the first day of the month following the date the Participant ceases to be an employee of the Company and its affiliates.

The early retirement adjustment and present value factor applicable to the amount in Table I Column 6 is as defined under the NSTAR Pension Plan. For all other references in this Appendix, present value factors are determined using reasonable interest and mortality assumptions selected by the Plan Administrator for use at the date of the Participant’s date of determination.

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APPENDIX B
Table I

Participant Name	12/31/04 Accrued/Vested Target Benefit(1)	12/31/04 Accrued/Vested Lump Sum Benefit, Payable 12/31/04(1)		12/31/04 Accrued/Vested Annuity Benefit, Payable 12/31/04(2)		12/31/04 Accrued/Vested Pension Plan Supplemental Benefit(3)
		Pension Plan PEP	SERP II	Pension Plan PEP	SERP II
	Column l	Column 2	Column 3	Column 4	Column 5	Column 6

May, Thomas	1,056,239	603,048	4,459,730	60,043	444,037	79,380

(1)

As defined in Section 4(a)(A) or Section 4(b) as applicable before applying any early retirement reduction factor for a benefit commencing before full retirement age, and before reduction for the annuity benefit from the Pension Plan and NSTAR SERP.

(2)

Determined by converting the amounts in Columns 2 and 3, to an annual single-life annuity using the Pension Plan annuity conversion factors as in effect at 12/31/04 for a benefit commencing 12/31/04.

(3)

As defined in Appendix I of the Pension Plan before applying any early retirement reduction factor for a benefit commencing before Normal Retirement Date using the Pension Plan factors.

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IN WITNESS WHEREOF, Eversource has caused this Plan, which consists of the 409A Plan and the Grandfathered Plan, to be approved substantially in the form as attached hereto and executed pursuant to authority duly delegated by its Compensation Committee.

By: /S/ CHRISTINE M. CARMODY

Senior Vice President- Human Resources

Eversource Energy Service Company

Eversource Supplemental Executive Retirement Plan (NSTAR II)

Effective January 1, 2015

PART III

EVERSOURCE SUPPLEMENTAL EXECUTION RETIREMENT PLAN (NSTAR II)

INTRODUCTION

The NSTAR II Plan (formerly named the NSTAR Supplemental Executive Retirement Plans and the NSTAR Excess Benefit Plan) is maintained by the Company for the benefit of certain key executives who participate in the Pension Plan, as described in Article I below (the “Participants”), and their beneficiaries. The Plan consists of two parts: Part A, which is the Eversource 409A Supplemental Executive Retirement Plan II (the “409A Plan”), and Part B, which is the Plan as in effect on October 3, 2004 (the “Grandfathered Plan”). The 409A Plan was sponsored by NSTAR until April 10, 2012, when NSTAR LLC became Plan Sponsor. On October 31, 2013, the Northeast Utilities became Plan Sponsor.  On April 30, 2015, the Northeast Utilities name was changed to Eversource Energy, and Eversource is the Plan Sponsor, effective June 19, 2015.

The 409A Plan is intended to comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and guidance issued thereunder and shall be interpreted and administered in a manner consistent with such requirements. For the avoidance of doubt, the terms of the 409A Plan shall apply to benefits accrued on or after January 1, 2005 and benefits accrued but not vested as of December 31, 2004 under the Grandfathered Plan.

All benefits accrued and vested as of December 31, 2004 (the “Grandfathered Benefit Amount”) shall be grandfathered for purposes of Code section 409A and shall be governed by the Grandfathered Plan. The Grandfathered Plan is frozen as of December 31, 2004. No additional benefit shall thereafter accrue under the Grandfathered Plan after December 31, 2004 and no individual not a Participant as of December 31, 2004 shall thereafter become a Participant in the Grandfathered Plan. The Grandfathered Plan has not been amended or modified in any way since October 3, 2004, and a copy of the Grandfathered Plan as it was in effect on October 3, 2004 is attached as Part B.  Also attached is an Appendix to the Grandfathered Plan (Part B) which memorializes the methodology for calculating, in accordance with applicable provisions of the Grandfathered Plan, the Grandfathered Benefit Amount credited to each Participant under the Grandfathered Plan.

PART A

EVERSOURCE 409A SUPPLEMENTAL EXECUTIVE

RETIREMENT PLAN II

ARTICLE I

INTRODUCTION AND PURPOSE

The purpose of the 409A Plan is to provide certain retirement benefits with respect to those Participants described herein. Participants in the 409A Plan will be those key executive employees of the Company or its affiliates: (a) who are specifically designated by the Plan Administrator as eligible to participate in the 409A Plan, (b) who are participants in the Pension Plan, (c) who retire or have retired under the Pension Plan, and (d) whose Pension Plan benefits are, or will be, restricted by: (i) the limitations imposed under section 415 of the Code, or (ii) the limitations imposed under Section 401(a)(17) of the Code.  For purposes of this 409A Plan, the limitations described in the preceding sentence (the “Limitations”) shall be deemed to include the corresponding limitations set forth in, or applicable under, the terms of the Pension Plan.

With respect to those Participants whose Pension Plan benefits are, or will be, restricted by the limitations imposed under section 415 of the Code, the 409A Plan is intended to be an “excess benefit plan” within the meaning of section 3(36) of the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), and shall be administered in a manner consistent with that intent. With respect to those Participants whose Pension Plan benefits are, or will be, restricted by the limitations imposed under section 401(a)(17) of the Code, the 409A Plan is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of sections 201(2), 301(a)(3) and 401(a)(3) of ERISA, and shall be administered in a manner consistent with that intent.

Nothing in the 409A Plan shall be deemed to require the setting aside of any assets, in trust or otherwise, for the payment of 409A Plan benefits. Interests in the 409A Plan are non-assignable, and are not subject to alienation, anticipation, garnishment, attachment or any other legal process. A Participant’s or beneficiary’s rights to benefits under the 409A Plan shall be no greater than the rights of a general, unsecured creditor of the Company or its affiliates. However, the Company or any of its affiliates may establish one or more trusts of which the Company or its affiliates is treated as the owner under Subpart E, Part I, of Subchapter J, Chapter 1 Subtitle A of the Code (a “grantor trust”), and may from time to time deposit funds with the Trustee of such grantor trust or trusts to facilitate payment of benefits under the 409A Plan.  In the event the Company or any of its affiliates establishes such a grantor trust or trusts with respect to the 409A Plan and at the time of a Change of Control (as defined in Appendix A attached hereto) any such trust: (i) has not been terminated or revoked and (ii) is not “fully funded” (as determined in its sole discretion by a majority of the individuals who were members of the Compensation Committee of the Board of Trustees of Northeast Utilities (the “Committee”) immediately prior to such Change of Control), the Company or its affiliate shall within ten days of such Change of Control deposit in such grantor trust or trusts assets sufficient to cause the trust or trusts to be “fully funded” (as determined in its sole discretion by the majority of the individuals who were members of the Committee immediately prior to such Change of Control).  Nothing in this Plan shall give any Participant any right to be employed or to continue employment by the Company or its affiliates.

ARTICLE II

BENEFITS

2.1

Amount of Benefit.  Each Participant in the 409A Plan, or the surviving beneficiary of a deceased Participant, shall be entitled to a benefit, payable in accordance with Article III below, which is expressed as a single sum equal to the excess (if any) of: (a) minus (b), over (c), where

(a)

is the Participant’s or surviving beneficiary’s single sum benefit under the Pension Plan, computed under the provisions of the Pension Plan without regard to the Limitations,

(b)

is the Participant’s or surviving beneficiary’s single sum benefit under the Pension Plan, computed taking into account the Limitations, and

(c)

is the single sum amount of the Participant’s benefit under the Grandfathered Plan (if any).

2.2

Adjustment Through the Payment Date.  The single sum benefit described in Section 2.1 above shall be increased with interest, as provided under the Crediting of Interest section of the Pension Plan, from the first day of the month following the month in which the applicable payment event described in Section 3.2 occurs, until the date payments commence in accordance with Section 3.2 below. If the form of payment elected by the Participant in accordance with Section 3.1(a) below is other than a single sum, the benefit payable in the elected form shall be calculated based on the single sum as of the date on which payments commence, in accordance with the provisions of the Pension Plan.

ARTICLE III

PAYMENT OF BENEFITS

3.1

Form of Payment.

(a)

Participants as of December 31, 2007.

(i)

With respect to any individual who is a Participant in the 409A Plan as of December 31, 2007, benefits payable under this 409A Plan shall be paid in the form selected by the Participant from among the forms offered by the Pension Plan. Such election shall be made in writing, on such form as the Company may require, prior to December 31, 2008, in a manner consistent with transition guidance under Code section 409A, and shall be available to Participants whose distribution date or dates would fall after December 31, 2008.

(ii)

A Participant described in this Section 3.1(a) who has elected a life annuity form of distribution as defined in Treas. Reg. §1.409A-2(b)(2)(ii) may, at any time before any annuity payment has been made, elect to change such form of distribution to an actuarially equivalent life annuity of another type in accordance with Treas. Reg. §1.409A-2(b)(2)(ii).

(iii)

A Participant described in this Section 3.1(a) may elect to change his or her election as to the form of distribution again after December 31, 2008, provided that: (a) the Participant has not previously made an election change under this Section 3.1(a)(iii); (b) such election change will not take effect until 12 months after the date on which the election change is made, (c) a Participant is an employee of the Company or its affiliates on the date such election is made; and (d) payment will be deferred for a period of five years from the date such payment would otherwise be made, in accordance with Treas. Reg. §1.409A-2(b)(1).

All elections under this Section 3.1(a) shall be made in accordance with rules and procedures established by the Plan Administrator.

(b)

Participants After December 31, 2007.

With respect to any Participant who becomes a Participant on or after January 1, 2008, benefits payable under the 409A Plan shall be paid in a single sum.

3.2

Timing of Payment

(a)

Separation from Service.

(i)

Benefits paid on account of the Participant’s Separation from Service shall be paid (or commence to be paid) on the first day of the seventh month following the date on which the Participant’s Separation from Service occurs. However, if a Participant has made a subsequent change to his or her elected form of payment after December 31, 2008 pursuant to Section 3.1(a)(iii) above, payment shall commence on the five year anniversary of the date on which such payment would otherwise be made, in accordance with Treas. Reg. §1.409A-2(b)(1).

(ii)

For purposes of this 409A Plan, the Participant’s “Separation from Service” means a separation from service with the Company and its affiliates within the meaning of Treas. Reg. § 1.409A-1(h).  A Participant on medical leave for a period of more than twenty nine (29) months shall be deemed to have a Separation from Service on the day following the end of the 29th month of medical leave. For purposes of this paragraph, a medical leave is a leave of absence due to a medically determined physical or mental impairment that can be expected to result in death or to last for a continuous period of at least six months, where such impairment causes the employee to be unable to perform the duties of his or her position of employment or any substantially similar position of employment.

(b)

Death.

(i)

Pre-Retirement Death Benefit.  If the Participant dies before his or her Separation from Service, benefits will be paid (or commence to be paid) in the applicable form under Section 3.1 as soon as reasonably practicable after the Participant’s death, but in all events within 90 days after the Participant’s death. For the avoidance of doubt, if such 90-day period ends in the taxable year following the taxable year in which the Participant’s death occurs, neither the Participant nor any beneficiary shall have the right to designate the taxable year in which the benefits will be distributed.

(ii)

Post-Retirement Death Benefit.  If the Participant dies after Separation from Service but before payments commence under Section 3.2(a) above, his or her beneficiary will be entitled to receive the benefit (if any) that such beneficiary would have received if the Participant had commenced receiving benefits under the 409A Plan immediately prior to his or her death in the form elected under Section 3.1 above; provided, however, that if the Participant’s benefits are payable in a single sum, then the beneficiary shall receive the single sum that would otherwise have been payable to the Participant, on the date that the Participant would have received such payment under Section 3.2(a) above. For the avoidance of doubt, no benefits will be payable pursuant to this Section

3.2(b)(ii) if the form of payment elected under Section 3.1 was a straight life annuity.

(iii)

Beneficiary.  For purposes of this Article III, “beneficiary” shall mean the beneficiary designated by the Participant pursuant to such forms and procedures as may be required by the Plan Administrator. In the absence of a beneficiary designation hereunder, the term “beneficiary” shall mean the Participant’s beneficiary determined pursuant to the NSTAR Pension Plan.

ARTICLE IV

ADMINISTRATION; CLAIMS

The 409A Plan shall be administered and construed by the Plan Administrator in his or her sole discretion. The Plan Administrator may delegate administrative tasks under the 409A Plan to employees of the Company or its affiliates or others.  The Plan Administrator shall make all determinations with respect to claims for benefits hereunder, in accordance with the provisions of Part I of the SERP Program Document.  All decisions, interpretations and determinations made by the Plan Administrator relating to the 409A Plan will be made in his or her sole discretion, and will be final and conclusive and binding on all persons.

ARTICLE V

AMENDMENT AND TERMINATION

The 409A Plan may be amended or terminated at any time and in any respect by the Company or the Committee; provided, however that the 409A Plan shall only be terminated to the extent, and in a manner, permitted by Code section 409A. No amendment or termination shall reduce or otherwise adversely affect the rights of any Participant or his or her beneficiary to benefits accrued under the 409A Plan immediately prior to such amendment or termination without his or her prior written consent, and no amendment or termination following a Change of

Control shall eliminate or reduce the Company’s or its affiliates’ obligations to deposit assets in the grantor trust as described in Article I. Furthermore, following a Change of Control, this Article V may not be amended.

ARTICLE VI

Governing Law

The 409A Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, to the extent such laws are not preempted by ERISA.

APPENDIX A

“CHANGE OF CONTROL”

For the purposes of this 409A Plan, a “Change of Control” shall mean:

a.

The acquisition by any Person (or more than one Person acting as a group) of ultimate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) more than 50% of the then outstanding common shares (or shares of common stock) of the Parent (the “Outstanding Parent Common Shares”) or (ii) 30% or more of the combined voting power of the then outstanding voting securities of the Parent entitled to vote generally in the election of trustees (or directors) (the “Outstanding Parent Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Parent, (ii) any acquisition by the Parent or an affiliate of the Parent, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Parent, the Company or any affiliates of the Parent or (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Appendix A; or

b.

Individuals who, as of the date hereof, constitute the Board of Trustees of the Parent (the “Incumbent Board”) cease for any reason to constitute at least a majority of such board; provided, however, that any individual becoming a trustee (or director) subsequent to the date hereof whose election, or nomination for election by the Parent’s shareholders, was approved by a vote of at least a majority of the trustees (or directors) then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or

A-1

removal of trustees (or directors) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than such board; or

c.

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Parent (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination 50% or more of, respectively, the then outstanding common shares (or shares of common stock) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees (or directors), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Parent or all or substantially all of the Parent’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Parent or the Company or such entity resulting from such Business Combination) ultimately beneficially owns, directly or indirectly, more than 50% of, respectively, the then outstanding common shares or shares of common stock of the entity resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of trustees (or

A-2

board of directors) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Trustees of the Parent, providing for such Business Combination; or

d.

Approval by the shareholders of the Parent of a complete liquidation or dissolution of the Parent.

e.

Notwithstanding anything contained in this Appendix A or the Plan to the contrary, the merger transactions contemplated by the Agreement and Plan of Merger dated October 16, 2010 (the “Merger Agreement”), among NSTAR, Northeast Utilities, NU Holding Energy 1 LLC (“Acquisition Sub”), and NU Holding Energy 2 LLC (“Merger Sub”), pursuant to which, among other things, Merger Sub was merged with and into NSTAR and immediately thereafter NSTAR was merged with and into Acquisition Sub, shall not be considered a Change of Control for the purposes of this Plan.  In addition, the transaction in which the name of the Parent was changed from Northeast Utilities to Eversource shall not constitute a Change in Control for purposes of this Plan.

For purposes of this Appendix A, the term “Parent” shall mean Eversource, or, if any entity shall own, directly or indirectly through one or more subsidiaries, more than 50% of the outstanding common shares of Eversource, such entity, and (ii) the term “Person” shall mean any individual, corporation, partnership, company, limited liability company, trust or other entity, which term shall include a “group” within the meaning of Section 13(d) of the Securities Act of 1934, as amended.

A-3

PART B

NSTAR SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II —

GRANDFATHERED PLAN

as in effect on OCTOBER 3, 2004

APPENDIX B

“GRANDFATHERED BENEFIT AMOUNT”

The Grandfathered Benefit Amount shall be determined in accordance with the terms of the Grandfathered Plan as in effect on October 3, 2004. This Appendix B is intended to memorialize the methodology for calculating the Grandfathered Benefit Amount. Subject to the foregoing, the Grandfathered Benefit Amount shall be calculated as follows, with reference to the following Table I:

1.

409A Grandfathered Annuity (annual amount): the amount in Table I Column 2.

2.

409A Grandfathered Lump Sum: the amount in Table I Column 1.

APPENDIX B

TABLE I

Participant Name(1)	12/31/04 Accrued/Vested Lump Sum Benefit	12/31/04 Accrued/Vested Annuity Benefit(2)
	Excess Plan Column 1	Excess Plan Column 2
Thomas J. May	$ 4,459,730	$ 444,037
James J. Judge	598,911	37,595

Joseph R. Nolan Jr.	310,963	18,111
Ellen K. Angley	74,493	4,512

Philip J. Lembo	21,906	1,375
Neven Rabadjija	25,014	1,603
Richard J. Morrison	23,331	1,527

B-1

(1)

Table includes only those participants with an accrued benefit in the Supplemental Executive Retirement Plan II as of January 1, 2014.

(2)

Determined by converting the amounts in Column 1, to an annual single-life annuity using the NSTAR Pension Plan annuity conversion factors as in effect at 12/31/04 for a benefit commencing 12/31/04.

B-2

IN WITNESS WHEREOF, Eversource has caused this Plan, which consists of the 409A Plan and the Grandfathered Plan, to be approved substantially in the form as attached hereto and executed pursuant to authority duly delegated by its Compensation Committee.

By: /S/ CHRISTINE M. CARMODY

Senior Vice President- Human Resources

Eversource Energy Service Company

Eversource Supplemental Executive Retirement Plan (NU)
As of January 1, 2015

PART IV

EVERSOURCE SUPPLEMENTAL EXECUTION RETIREMENT PLAN (NU)

ARTICLE I

PURPOSE

The purpose of this NU Plan is to provide certain executives with: (a) the benefits that would have been provided to them under the Pension Plan if compensation and benefits were not subject to the limitations imposed by Sections 401(a)(17) and 415 of the Code and if annual awards to Participants under Eversource’s executive incentive plans and other similar plans which may be adopted from time to time, each an “Incentive Plan” and in the aggregate, “Incentive Plans”) were included in the benefit calculations under the Pension Plan, and/or (b) a supplemental retirement benefit for certain executives in addition to the retirement benefit provided under the Pension Plan and the benefits described in clause (a) above. The Plan is not intended to meet the qualification requirements of Section 401 of the Code.

ARTICLE II

DEFINITIONS

When used herein with initial capital letters, each of the following terms shall have the corresponding meaning set forth below unless a different meaning is plainly required by the context in which the term is used:

2.1

“Actuarial Equivalent” or “Actuarially Equivalent” shall mean equivalence in value between two or more forms determined on the basis of the assumptions used in the Pension Plan (as, and to the extent that, such assumptions may be revised from time to time) for determining actuarial equivalence between different forms of benefit at the time of such determination. Actuarial Equivalence between a joint and survivor Annuity and a straight life Annuity shall be determined by disregarding subsidized survivor Annuity benefits.

2.2

“Annuity” shall mean a form of benefit payment that: (a) provides a series of substantially equal periodic payments, payable not less frequently than annually, for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and his or her designated beneficiary, and (b) is a form of annuity made available under the Pension Plan at the Benefit Commencement Date that is Actuarially Equivalent to a straight life annuity.

2.3

“Benefit Commencement Date” shall mean the date on which payment of a Participant’s Make-Whole Benefit and/or Target Benefit, if any, commences, as provided in Article VI of this Plan.

2.4

“Board” shall mean the Board of Trustees of Eversource.

2.5

“Cause” shall have the meaning provided in the Eversource Special Severance Program (or a successor plan of comparable intent as determined by the Plan Administrator).

2.6

“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7

“Committee” shall mean the Compensation Committee that has been established by the Board, or any subsequent committee of the Board that has primary responsibility for compensation policies. In the absence of such a committee, “Committee” shall mean the Board or any committee of the Board designated by the Board to perform the functions of the Committee under the Plan.

2.8

“Compensation” shall have the same meaning as provided in the Pension Plan, but shall also include (i) amounts disregarded pursuant to Section 401(a)(17) of the Code, (ii) amounts (included in compensation as earned) receipt of which is deferred by a Participant pursuant to a plan or agreement which is not qualified under the Code, and, (iii) for any period in question, annual awards under the Incentive Plan to the extent made with respect to performance during such period, each such award to be allocated on a pro rata basis to each of the calendar months in the period to which it relates. Notwithstanding the above, Long-Term Incentive Compensation Awards made under Incentive Plans after November 1, 2001 shall not be included in Compensation for purposes of this Plan; provided, however, that (x) each individual who was a Participant prior to November 1, 2001 shall have credited to his or her Compensation in February each year while a Participant, in the same manner as such amount was credited in 2001, the “target” value of the stock option grants made to such Participant in February, 2001 for purposes of the Make-Whole Benefit and, (y) if such individual was a Participant in the Target Benefit prior to October 2003, for purposes of the Target Benefit as well. For purposes of computing the value of a Participant’s awards under the Incentive Plans, awards made in common shares of Northeast Utilities shall be valued by multiplying the per share New York Stock Exchange closing price on the date the award is approved by the Board by the number of shares awarded to such Participant  Notwithstanding the foregoing, if a Participant may become entitled to receive an award or awards under the Incentive Plans, and if the amount of such award(s), if any, will be determined after the Participant’s Benefit Commencement Date, then a provisional calculation of the Participant’s Compensation during the period to which such award(s) relates (hereinafter the “Provisional Calculation”) shall be made on or before the Participant’s Benefit Commencement Date, and benefits payable to the Participant under this Plan shall be based upon the Participant’s Compensation as determined under the Provisional Calculation until such calculation is replaced as hereinafter provided. A Participant’s Compensation shall be determined under the Provisional Calculation by including the target amount of any award to the Participant under the Incentive Plans as Compensation in the period to which the award relates. The Provisional Calculation shall be replaced by a permanent calculation of Compensation (hereinafter the “Permanent Calculation”) as soon as administratively practicable after the amount of all awards that the Participant may become entitled to receive under the Incentive Plans has been determined, and as of such date the Participant’s benefit under this Plan shall be recalculated and promptly paid based upon the Participant’s Compensation as determined under the Permanent Calculation. The Permanent Calculation of a Participant’s Compensation shall be determined by including as Compensation the amount of awards, if any, to the Participant under the Incentive Plans that are determined after the Participant’s Benefit Commencement Date. If the amount of the Participant’s benefit under this Plan as determined under the Permanent Calculation is greater than the amount of such benefit as determined under the Provisional Calculation, then the Employer shall make a lump sum payment to the Participant within 30 days following the date on which the Permanent Calculation is determined (which shall not be later than the first taxable year of the Participant in which the calculation of the Permanent Calculation is administratively practicable) equal to the difference between: (a) the sum of the benefit payment(s) that would have been made to the Participant hereunder from the Benefit Commencement Date until the date on which the Permanent Calculation was determined if such benefit(s) had been calculated based on the Participant’s Compensation as determined under the Permanent Calculation, and (b) the actual benefit payment(s) made to the Participant hereunder for such period. If the amount of the Participant’s benefit under this Plan as determined under the Permanent Calculation is less than the amount of such benefit as determined under the Provisional Calculation, then each of the Participant’s benefit payments after the date on which the Permanent Calculation is determined shall be reduced by the amount by which each benefit payment determined under the Provisional

Calculation exceeded the benefit payment that would have been made under the Permanent Calculation until such time as the total amount of said reductions equals the difference between: (i) the actual benefit payment(s) made to the Participant hereunder from the Benefit Commencement Date until the date on which the Permanent Calculation was determined, and (ii) the sum of such benefit payment(s) that the Participant would have received hereunder for such period if such benefit had been calculated based on the Participant’s Compensation as determined under the Permanent Calculation.

2.9

“Compensation Limit Benefit” shall mean that portion of the Make-Whole Benefit determined disregarding the limitation of Section 401(a)(17) of the Code.

2.10

“Credited Service” shall mean the Participant’s Credited Service under the Pension Plan but shall exclude any additions to such Credited Service pursuant to any retirement incentive program.

2.11

“Disability” shall mean the Participant’s receipt of long-term disability benefits under the long-term disability program of the Northeast Utilities Service Company Flexible Benefits Plan, as may be amended from time to time, or its successor plan.

2.12

“Eligible Employee” shall mean a person specifically designated by the Plan Administrator as eligible to participate in the Plan and who is: (a) employed by an Employer on a regular full-time salaried basis, (b) designated an officer (excluding any assistant officers) of an Employer with a title of, or position similar to, Vice President or of any higher rank or who is otherwise approved by the Plan Administrator for participation, (c) who is a participant in the Pension Plan, and (d) who does not have an agreement with the Company to be eligible for other benefits under the SERP Program or any other program of supplemental retirement benefits maintained by the Company to substitute for or be additional to the benefits provided under the Plan.

2.13

“Employer” includes, individually and/or collectively as the context requires, the Company, Northeast Utilities (“NU”), Northeast Utilities Service Company (“NUSCO”), any successor to either company, and certain other entities in which Eversource holds, directly or indirectly, more than a 50 percent voting interest and that have approved and adopted this Plan pursuant to Article XIV, whether or not an individual Employer directly compensates the Participant or the Participant appears on the payroll of such Employer; provided that, for purposes of this Plan, NSTAR and its affiliates (other than NU and its historical affiliates) (“Excluded NSTAR Companies”) shall not be included.

2.14

“Final Average Compensation” shall mean a Participant’s highest average annual Compensation earned for Credited Service during any 36 consecutive months (or lesser actual period of receiving compensation) preceding the calendar month in which the Participant’s Credited Service ends. In determining a Participant’s 36 consecutive months of highest average annual Compensation, periods during which the Participant was not receiving Compensation shall be disregarded.

2.15

“Incentive Plan” or “Incentive Plans” shall have the meaning given such terms in Article I.

2.16

“Long-Term Incentive Compensation Awards” shall mean those awards under Incentive Plans which are intended to reward performance over a performance period of more than one year, including: (a) performance units, restricted stock and similar awards, whether in cash or shares, which by their terms do not vest within a year from the grant date ; and (b) stock options and stock appreciation rights. Annual bonus amounts payable in forms other than cash shall not be considered Long-Term Incentive Compensation Awards for purposes of this Plan.

2.17

“Make-Whole Benefit” shall mean the benefit described in Article IV.

2.18

“NU System Employee” means a person employed by NU or by any entity in which NU holds, directly or indirectly, more than a 50 percent voting interest, whether or not such entity is an Employer, but excluding any employee of any NSTAR Excluded Company.

2.19

“Participant” shall mean an Eligible Employee of the Employer who is eligible to participate in the Plan pursuant to Article III.

2.20

“Plan Administrator” shall mean the Plan Administrator, as defined in Part I of the SERP Program Document and, to the extent a trust is established in accordance with Article XI, the trustee of such trust, their respective duties to be subject to written agreement between such Plan Administrator and such trustee.

2.21

“Specified Employee” shall mean an Employee who, at any time during the 12-month period ending on the identification date, is a “specified employee” under Section 409A of the Code, as determined by the Committee or the Board.

2.22

“Target Benefit” shall mean the benefit described in Article V.

ARTICLE III

PARTICIPATION

3.1

Make-Whole Benefit Participants: Each Eligible Employee shall be a Participant in the Plan with respect to the Make-Whole Benefit described in Article IV.

3.2

Target Benefit Participants: Each Eligible Employee with a title of Senior Vice President, or more senior ranking officer of the Employer, shall be a Participant in the Plan with respect to the Target Benefit described in Article V if approved by the Board for such participation before April 10, 2012. The Target Benefit shall be closed as of such date to all other employees.

ARTICLE IV

MAKE-WHOLE BENEFIT

If a Participant is a Make-Whole Benefit Participant described in Article III hereof and such Participant’s employment as an NU System Employee terminates after the Participant has satisfied the requirements for early, normal or deferred retirement under the Pension Plan, such Participant shall be entitled to receive from the Employer under this Article an annual benefit having a value equal to the excess, if any, of (a) over (b), where:

(a)

is the annual benefit that would be payable to the Participant under the Pension Plan, calculated (i) without the limitations imposed by Sections 401(a)(17) and 415 of the Code and (ii) by substituting the definition of “Compensation” set forth in this Plan for the definition of “Compensation” set forth in the Pension Plan, and

(b)

is the annual benefit payable to the Participant under the Pension Plan, calculated in accordance with the terms of the Pension Plan.

For purposes of this Article IV, the annual benefit under the Pension Plan shall be determined as a 33 1/3% joint and survivor Annuity provided the Participant is married on his or her retirement date and the Participant’s spouse is his or her contingent annuitant, or in the form of a straight life Annuity if the Participant is not married on his or her retirement date or if a married Participant’s spouse is not his or her contingent annuitant (regardless of whether or not such benefits are actually paid in such form) commencing on the Benefit Commencement Date (whether or not the Pension Plan benefit is paid on such Benefit Commencement Date) and calculated in accordance with the assumptions provided in the Pension Plan for purposes of determining the accrued benefit thereunder with respect to Benefit Commencement Dates occurring on or after the Participant’s attainment of age 55.

ARTICLE V

TARGET BENEFIT

If a Participant is a Target Benefit Participant described in Article III hereof and such Participant’s employment as an NU System Employee terminates on or after attainment of age 60 (or earlier, if the Board so provides pursuant to Article X) and such Participant is then entitled to receive a vested benefit under the Pension Plan, such Participant shall be entitled to receive a benefit from the Employer under this Article having a value equal to the excess, if any, of (a) over (b), where:

(a)

equals a lifetime benefit in an annual amount equal to (i) 50 percent (60 percent in the case of a Participant whose participation in the Plan with respect to the Target Benefit is effective before February 1, 2005) of the Participant’s Final Average Compensation multiplied by (ii) the ratio of the Participant’s Credited Service at the date his or her Credited Service ends to twenty-five years (such ratio not to exceed one), which annual amount shall be reduced, if payment of the Target Benefit commences prior to the Participant’s attainment of age 65, with such reduction to be determined in accordance with the factors set forth in the Pension Plan applicable to retirement benefits of employees retiring on an early retirement date. Credited Service and age are to be determined for purposes of this subsection (a) after taking into account any additions to age and/or Credited Service pursuant to any retirement incentive program; and

(b)

equals the sum of (i) the annual benefit payable to the Participant under the Pension Plan plus (ii) the annual Make-Whole Benefit payable to the Participant pursuant to Article IV of this Plan, both such annual benefits expressed in the form of a 50% joint and survivor Annuity which is calculated on the basis that the unreduced form of payment is a 33 1/3% joint and survivor Annuity, provided the Participant is married on his or her retirement date and the Participant’s spouse is his or her contingent annuitant, or in the form of a straight life Annuity if the Participant is not married on his or her retirement date or if a married Participant’s spouse is not his or her contingent annuitant (regardless of whether or not such benefits are actually paid in such form) commencing on the Benefit Commencement Date (whether or not the Pension Plan benefit is paid on such Benefit Commencement Date).

Notwithstanding the foregoing, if a Participant’s employment as an NU System Employee terminates on account of his or her Disability, such Participant’s Target Benefit hereunder shall be reduced (but not below zero) by the annual amount of benefits payable to the Participant under all group long term disability plans and policies of the Employer that are attributable to contributions made by the Employer.

ARTICLE VI

PAYMENT OF MAKE-WHOLE AND TARGET BENEFIT

The Make-Whole Benefit and the Target Benefit, if any, shall be paid to the Participant in the form of (x) a 50% joint and survivor Annuity, if the Participant is married on his or her Benefit Commencement Date, or (y) a straight life Annuity if the Participant is not married on his or her Benefit Commencement Date, in either case commencing on the first day of the month following the later of the month in which (i) the Participant’s employment as an NU System Employee terminates, or (ii) the month in which the Participant attains age 55. A Participant may instead select payment in the form of any Actuarially Equivalent Annuity made available under the Pension Plan at the Benefit Commencement Date, provided that such election is filed with the Plan Administrator before the Benefit Commencement Date.

With respect to the Make-Whole Benefit, for a married Participant whose spouse is the contingent annuitant, the life Annuity form of payment includes a fully subsidized 33 1/3% contingent Annuity to the Participant’s spouse, and other Annuity forms of payment available under the Pension Plan shall be calculated on the basis that the life Annuity with the fully subsidized 33 1/3% contingent Annuity to the Participant’s spouse is the normal form of benefit, before conversion. With respect to the Target Benefit, for a married Participant whose spouse is the contingent annuitant, the survivor benefit payable under the 50% joint and survivor Annuity form of payment shall be fully subsidized and other Annuity forms of payment available under the Pension Plan shall be calculated on the basis that the fully subsidized 50% joint and survivor Annuity is the normal form of benefit, before conversion. Notwithstanding the foregoing, no straight life Annuity form of payment is available with respect to the Make-Whole Benefit or the Target Benefit for a married Participant; only a life Annuity with a 33 1/3% contingent Annuity to the Participant’s spouse is payable. Both the Make-Whole Benefit and the Target Benefit must be paid in the same form of Annuity. The calculation of benefits payable under the various forms provided in this Article VI shall be determined substantially in accordance with the sample calculations set forth in Addenda 1, 2 and 3 to this Plan.

Anything in this Plan to the contrary notwithstanding, payment to any Specified Employee upon termination of employment shall not commence until the date that is six months after the date of the Specified Employee’s separation from service (as determined by the Plan Administrator in accordance with the regulations issued under Section 409A of the Code) (or, if earlier, within 90 days of the date of death of such Specified Employee, in which case the provisions of Articles VII and VIII shall apply). Any payment due within such six-month period will be adjusted to reflect the deferred payment date by multiplying the payment by: the product of: (a) the interest discount rate used for financial accounting purposes to compute the present value liability of the Plan for its actuarial valuation for the plan year immediately preceding the Specified Employee’s termination of employment, and (b) a fraction, the numerator of which is the number of days by which such payment was delayed and the denominator of which is 365. The adjusted Annuity payments to which such Specified Employee would otherwise be entitled during such six months shall be accumulated and paid on the first Annuity payment date of the seventh month following termination of employment. The provisions of this paragraph to the contrary notwithstanding, a payment to or on behalf of a Participant shall be accelerated if payment is required to be made to an individual other than the Participant to fulfill a domestic relations order as defined in Section 414(p)(1)(B) of the Code.

The provisions of this Article VI to the contrary notwithstanding, a payment to a Participant (or his or her designated beneficiary) may be delayed to a date after the designated Benefit Commencement Date if calculation of the amount of the payment is not administratively practicable due to events beyond the control of the Participant (or his or her designated beneficiary) and such delay is for reasons that are commercially reasonable, provided that payment is made as soon as payment is administratively practicable.

ARTICLE VII

PRE-RETIREMENT DEATH BENEFIT WITH RESPECT TO
MAKE-WHOLE BENEFIT

If the spouse of a Participant with respect to the Make-Whole Benefit is entitled to a pre-retirement death benefit under the Pension Plan, said spouse shall be entitled to receive from the Employer an annual death benefit under this Plan payable in the form of a straight life Annuity for the life of the spouse equal to the difference between: (a) the annual death benefit that would be payable to said spouse under the Pension Plan as of the later of the date on which the Participant would have attained age 55 and the date of the Participant’s death, but calculated based on the benefit described in clause (a) of Article IV, and (b) the annual death benefit payable to said spouse under the Pension Plan calculated on the assumption that such death benefit is payable as of the later of the date on which the Participant would have attained age 55 or the date of the Participant’s death. Payments of such pre-retirement death benefit with respect to the Participant’s Make-Whole Benefit shall commence on the first day of the month following the later of the date the Participant would have attained age 55 or 30 days after the date of the Participant’s death; provided, however, if the Participant had attained age 45 and completed 20 or more years of service under the Pension Plan at the date of death, payment shall be made not later than 30 days following the date of death.

No death benefit with respect to a Make-Whole Benefit other than that set forth above shall be payable under this Plan if a Participant dies prior to the Participant’s Benefit Commencement Date.

ARTICLE VIII

PRE-RETIREMENT DEATH BENEFIT WITH RESPECT TO TARGET BENEFIT

If  (x) a Participant with respect to the Target Benefit should die after having become vested with respect to a Target Benefit but prior to the Participant’s Benefit Commencement Date, or at a time when he or she would have become vested upon termination of employment as an NU System Employee, in accordance with Article X, and (y) such Participant’s spouse is entitled to a death benefit under the Pension Plan, said spouse shall be entitled to receive a death benefit in the form of monthly payments for the life of the spouse in an amount equal to 50% of the Participant’s Target Benefit calculated on the assumption that the Target Benefit was payable as a straight life Annuity to a married Participant as of the later of the date on which the

Participant would have attained age 55 and the date of the Participant’s death. Payment of such pre-retirement death benefit with respect to the Participant’s Target Benefit shall commence on the first day of the month following the later of the date the Participant would have attained age 55 or the date of the Participant’s death.

No death benefit with respect to a Target Benefit other than that set forth above shall be payable under this Plan if a Participant dies prior to the Benefit Commencement Date.

ARTICLE IX

POST-RETIREMENT DEATH BENEFIT

No death benefit shall be payable under this Plan in the event of a Participant’s death following his or her Benefit Commencement Date except in accordance with the Annuity option elected by such Participant or pursuant to which benefits were automatically paid to such Participant as provided in Article VI.

ARTICLE X

FORFEITURE

A Participant shall be vested and shall have a nonforfeitable right with respect to: (a) the Make-Whole Benefit if such Participant is a Make-Whole Benefit Participant under Article III hereof and such Participant terminates his or her employment as an NU System Employee after meeting the requirements for early, normal or deferred retirement under the Pension Plan, and (b) the Target Benefit if such Participant is a Target Benefit Participant under Article III hereof and such Participant’s employment as an NU System Employee terminates on or after attainment of age 60, or such earlier age established by the Board at the time the Employee’s eligibility for the Target Benefit is established. Notwithstanding the foregoing, if a Participant shall be discharged for Cause, or performs acts of willful malfeasance or gross negligence in a matter of material importance to the Employer, payments that thereafter would have been payable to the Participant or such Participant’s spouse or beneficiary may, at the sole discretion of the Plan Administrator, be forfeited, and the Employer shall have no further obligation hereunder to the Participant or such Participant’s spouse; provided, however, that the forfeiture provisions of this Article X, as such provisions apply to a Target Benefit, may be amended by the express terms of a written agreement, approved by the Plan Administrator, between Eversource and a Participant.

ARTICLE XI

FUNDING

Benefits payable under this Plan shall be “unfunded,” as that term is used in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(a)(6) of the Employee Retirement Income Security Act of 1974, as amended, with respect to unfunded plans maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees, and the Plan Administrator shall administer this Plan in a manner that will ensure that benefits are unfunded and that Participants will not be considered to have received a taxable economic benefit prior to the time at which benefits are actually payable hereunder. Accordingly, the Employer shall not be required to segregate or earmark any of its assets for the benefit of Participants or their spouses or other beneficiaries, and each such person shall have only a contractual right against the Employer for benefits hereunder. The Company may from time to time establish a trust and deposit with the trustee thereof funds to be held in trust for the payment of benefits hereunder, provided, that the use of such funds for such purpose shall be subject to the claims of the Company’s general creditors as set forth in the agreement establishing any such trust. The rights and interests of a Participant under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance by a Participant or any person claiming under or through a Participant, nor shall they be subject to the debts, contracts, liabilities or torts of a Participant or anyone else prior to payment, except as otherwise provided in Article VI to fulfill a domestic relations order as defined in Section 414(p)(1)(B) of the Code.

ARTICLE XII

ADMINISTRATION

The Plan shall be administered by the Plan Administrator. The calculation of all benefits payable under the Plan shall be performed by the Plan Administrator. The Plan Administrator shall have the sole discretion to determine all questions arising in connection with the Plan, to interpret the provisions of the Plan and to construe all of its terms, to adopt, amend, and rescind rules and regulations for the administration of the Plan, and generally to conduct and administer the Plan and to make all determinations in connection with the Plan as may be necessary or advisable. All such actions of the Plan Administrator shall be conclusive and binding upon all Participants, former Participants, spouses and other persons.

ARTICLE XIII

CLAIMS PROCEDURE

The Plan Administrator shall make initial determinations with respect to all claims for benefits hereunder, in accordance with the provisions of Part I of the SERP Program Document. Notwithstanding the foregoing, if, with respect to a Participant, the forfeiture provisions of Article X are amended by the terms of a written agreement as provided in such Article, the claims procedure, if any, set forth in such written agreement shall supersede the claims procedure set forth in this Article and Part I of the SERP Program Document with respect to the Target Benefit of such Participant.

ARTICLE XIV

ADOPTION BY EMPLOYER, OBLIGATIONS OF EMPLOYER

(a)

At the earliest feasible time or times, Eversource shall cause each entity other than an NSTAR Excluded Company in which it now or hereafter holds, directly or indirectly, more than a 50 percent voting interest and that has not less than 50 employees on its direct payroll to approve and adopt this Plan and, by such approval and adoption, to be bound by the terms hereof.

(b)

Benefits under this Plan shall, in the first instance, be paid and satisfied by Eversource, whether from a trust set up as provided in Article XI or otherwise. If Eversource shall be dissolved or for any other reason shall fail to pay and satisfy such benefits, through such trust or otherwise, each individual Employer shall pay and satisfy its share of such benefits, such share to be the ratio of the Participant’s Compensation, as defined in this Plan, charged to such Employer during the three calendar years immediately preceding the year in which the Participant’s employment as an NU System Employee terminates to the total of the Participant’s Compensation charged to all Employers during the same period.

(c)

The Declaration of Trust of Eversource provides that no shareholder of Eversource shall be held to any liability whatever for the payment of any sum of money, or for damages or otherwise under any contract, obligation or undertaking made, entered into or issued by the trustees of Eversource or by any officer, agent or representative elected or appointed by the trustees and no such contract, obligation or undertaking shall be enforceable against the trustees or any of them in their or his individual capacities or capacity and all such contracts, obligations and undertakings shall be enforceable only against the trustees as such and every person, firm, association, trust and corporation having any claim or demand arising out of any such contract, obligation or undertaking shall look only to the trust estate for the payment or satisfaction thereof. Any liability for benefits under this Plan incurred by Eversource shall be subject to the foregoing provisions of this Subsection (c).

ARTICLE XV

MISCELLANEOUS

15.1

Amendment or Termination. The Board or the Committee may amend or discontinue the Plan at any time; provided, however, that no amendment or discontinuation shall diminish the Employer’s obligation to provide any benefits accrued to the date of such amendment or discontinuation. For purposes of the foregoing, “benefits accrued” shall mean the value of a Participant’s benefit under the Plan, as of the date of amendment or discontinuation of the Plan: (a) with respect to Make-Whole Benefit Participants described in Article HI, based upon such Participant’s Compensation, Final Average Compensation, Credited Service and Pension Plan benefit as of such date, and (b) with respect to Target Benefit Participants described in Article III, based upon such Participant’s Final Average Compensation, Credited Service, Pension Plan benefit and Make-Whole Benefit as of such date. A Participant with an accrued but unvested benefit under the Plan as of the date of amendment or discontinuation of the Plan shall become vested with respect to such benefit upon such Participant’s satisfaction of the requirements of Article IV or V, as the case may be. Notwithstanding the foregoing, it is intended that no such amendment or discontinuation of the Plan shall cause any payment that a Participant or spouse is entitled to receive under this Plan to become subject to an income tax penalty or interest under Section 409A of the Code and no such discontinuation of the Plan may be effected except in accordance with Section 1.409A-3(j)(4)(ix) of the Treasury Regulations (or applicable successor regulatory guidance).

15.2

Cost of Living Adjustments. Cost of living adjustments applicable to a Participant’s benefit under the Pension Plan after the date of determination of the benefits under this Plan shall not affect the amount of the benefits under this Plan, and the provision of such adjustments under the Pension Plan shall not in any way obligate the Employer to provide an equivalent adjustment with respect to the benefits under this Plan.

15.3

Headings. Headings are included in the Plan for convenience only and are not substantive provisions of the Plan.

15.4

Applicable Law. The interpretation of the provisions and the administration of the Plan shall be governed by the laws of the State of Connecticut. Anything in this Plan to the contrary notwithstanding, the terms of this Plan shall be interpreted and applied in a manner consistent with the requirements of Section 409A of the Code and the Treasury Regulations thereunder and the Employer shall make best efforts to make any payment under this Plan except to the extent such action would not subject any Participant or spouse to the payment of any tax penalty or interest under Section 409A of the Code. The Employer shall have no obligation, however, to reimburse a Participant or spouse for any tax penalty or interest payable or provide a gross-up payment in connection with any tax liability of a Participant or spouse under Section 409A of the Code except that this provision shall not apply in the event of the Employer’s negligence or willful disregard in interpreting the application of Section 409A of the Code to the Plan which negligence or willful disregard causes the Participant or spouse to become subject to a tax penalty or interest payable under Section 409A of the Code, in which case the Employer will reimburse the Participant or spouse, as the case may be, on an after-tax basis for any such tax penalty or interest not later than the last day of the taxable year next following the taxable year in which the Participant or spouse remits the applicable taxes and interest.

IN WITNESS WHEREOF, Eversource has caused this Plan, which consists of the 409A Plan and the Grandfathered Plan, to be approved substantially in the form as attached hereto and executed pursuant to authority duly delegated by its Compensation Committee.

By: /S/ CHRISTINE M. CARMODY

Senior Vice President- Human Resources

Eversource Energy Service Company